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                                                                    EXHIBIT 99.1



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SLIDE 1 - COVER SLIDE





                                                                  NS GROUP, INC.








                                    [PHOTO]












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SLIDE 2 - DISCLAIMER
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          This presentation contains forward-looking information with respect to the Company's operations and beliefs. Actual results may differ from these forward-looking statements due to numerous factors, including those discussed in the introductory paragraphs of Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company's Annual Report on Form 10-k for its fiscal year ended December 31, 2001. NS Group does not undertake any obligations to update or revise its forward-looking statements.









                                                            [NS GROUP INC. LOGO]

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                                                                COMPANY
SLIDE 3 - OVERVIEW                                              DESCRIPTION
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    -   Only domestic producer of seamless and
        welded OCTG products

        -  Oil country tubular goods (tubing & casing)
        -  Line pipe
        -  Alloy, carbon and martensitic stainless steel

    -   Industries Served

        -  Exploration & production
        -  Pipelines
        -  Selected industrial markets

    -   Customers

        -  Distributors
        -  Pipeline and utility companies



                                                            [NS GROUP INC. LOGO]

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                                                                  COMPANY
SLIDE 4 - A BRIEF HISTORY                                         DESCRIPTION
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        -  Company founded as Newport Steel
        -  Acquired Kentucky Electric Steel ($7.3 million)
        -  NS Group is formed
        -  IPO - $45 million (AMEX: NSS)
        -  Listed on NYSE (NSS)
        -  Acquired Koppel ($97.7 million)
        -  Sold 92% of Kentucky Electric Steel ($50.4 million)
        -  Purchased Baytown finishing facility - Houston
        -  Issued $131 million in senior secured notes
        -  $259 million common stock offering
        -  Rene Robichaud joins firm as president
        -  Sold Imperial Adhesives ($26.7 million)
        -  Board/management changes
        -  Restructured operations
        -  Introduces new martensitic stainless steel
           "Koppel-MTX"

                                                            [NS GROUP INC. LOGO]


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                                                                   COMPANY
SLIDE 5 - HIGHLIGHTS                                               DESCRIPTION
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        -  Substantial energy products capacity - 820,000 tpy
        -  Significant end-user relationships
        -  Recognized high quality OCTG
        -  Only seamless & welded OCTG producer in the U.S.
        -  Strategically located finishing facilities
               -  Houston
               -  Tulsa
        -  Net debt free
        -  Record earnings in Q2-01 (post restructuring)
        -  Substantial operating leverage
               $10 per ton change = $0.25 - $0.30 per share



                                                            [NS GROUP INC. LOGO]

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                                                                    COMPANY
SLIDE 6 - PRODUCT MIX (IN DOLLARS)                                  DESCRIPTION
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               [PIE CHART]                         [PIE CHART]

                  OCTG                        Line Pipe     Other    OCTG
                                                  6%         10%      84%
            Welded     Seamless
              47%      53%


East





                                 Calendar 2001


                                                            [NS GROUP INC. LOGO]

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                                                                   COMPANY
SLIDE 7 - SUBSTANTIAL CAPACITY                                     DESCRIPTION
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                                   [PIE CHART]

                                             Seamless -
                                             250,000 TPY
                     Welded -
                   570,000 TPY




          -   Leverage to the OCTG and line pipe markets
          -   820,000 tons per year



                                                            [NS GROUP INC. LOGO]

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                                                                COMPANY
SLIDE 8 - OCTG MARKET SHARE*                                    DESCRIPTION
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                                     [GRAPH]

                          1997     1998     1999     2000    2001

        Welded Casing     0.26%    0.20%    0.29%    0.23%   0.17%
        Seamless Tubing   0.42     0.43     0.39     0.33    0.41


        *Estimated OCTG market (in tons) for sizes produced by NS Group
         Source: Preston Pipe Report and Company estimates






                                                            [NS GROUP INC. LOGO]
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SLIDE 9 - SIGNIFICANT END                                          COMPANY
          USER RELATIONSHIPS                                       DESCRIPTION
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          -  Anadarko
          -  Apache
          -  BP
          -  Burlington
          -  Chevron
          -  El Paso
          -  EOG
          -  Exxon Mobil
          -  Phillips......




                                                            [NS GROUP INC. LOGO]

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                                                                   COMPANY
SLIDE 10 - LOCATIONS                                               DESCRIPTION
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                              [UNITED STATES MAP]








        - Corporate Headquarters

        - Tube making facilities

        - Tube finishing facilities

                                                            [NS GROUP INC. LOGO]

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                                                                     COMPANY
SLIDE 11 - STRONG FINANCIAL POSITION                                 DESCRIPTION
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        (In millions, except per share)                        March 31, 2002
                                                               ---------------

        -  Cash and investments                                   $   83

        -  13 1/2% senior secured notes                           $   68

        -  Shareholders' equity                                   $  130

        -  Debt to total capitalization                               34%

        -  Book value per share                                   $ 6.29

        -  Shares outstanding                                         21

        -  $50 million credit facility                                 -

                                                            [NS GROUP INC. LOGO]

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                                                                  COMPANY
SLIDE 12 - COST REDUCTION INITIATIVES                             DESCRIPTION
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         - First quarter 2001
           - Closed steel-making for welded pipe mills
           - Exited SBQ business

         - $56 million charge ($43 million non-cash)

         - Record second quarter 2001
           - Reasonable market
           - Lower cost coils



                                                            [NS GROUP INC. LOGO]

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                                                                COMPANY
SLIDE 13 - COST REDUCTION INITIATIVES                           DESCRIPTION
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         - Welded product initiatives

           - coil cost reduction (buy vs. make)
           - coil purchases represent 65% of
             production costs
           - recent record prime yield improvements

         - Seamless product initiatives

           - melt shop utilization






                                                            [NS GROUP INC. LOGO]

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                                                                  INDUSTRY
SLIDE 14 - THE PERFECT STORM                                      ENVIRONMENT
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             Natural Gas                 OCTG                 Steel
             -----------                 ----                 -----

Demand  - Industrial Recession   - Sharp decline        - Still low, but
        - Record warm winter                              increasing

        ------------------------------------------------------------------------

Supply  - Bloated storage        - Large inventory      - Low inventories
        - Depletion              - Imports keep coming  - Imports down
        - Declining production     (no S.201 relief)      sharply (S.201 relief)
             (rig count)                                - Mill closures

        ------------------------------------------------------------------------

Price   - Low spot price         - Lower                - Increasing sharply
          (bottomed @ 1.74/mcf)                           into Q3 '02





                                                            [NS GROUP INC. LOGO]

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                                                                     INDUSTRY
SLIDE 15 - CLEARING SKIES (4-6 MONTHS)                               ENVIRONMENT
                                                                     DEMAND
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              Natural Gas                  OCTG                    Steel
              -----------                  ----                    -----

Demand  - Industrial production    - Increasing rig count   - Increasing now
          growth                     (depletion offset      - Re-stock shelves
        - Electricity generation     needed)
          growth                   - Re-stock shelves
        - Return to normal
          weather

        ------------------------------------------------------------------------
Supply  - Drilling low but         - Import market share    - Some domestic
          rising quickly             "steady"                 mills will
        - Gas injections           - Domestic mills will      re-start
          are low                    increase output        - Higher
        - Depletion                                           utilization
                                                            - S.201 exclusions
                                                            - "Tight" for awhile
        ------------------------------------------------------------------------
Price   - Already attractive       - Announced several      - Prices peak in Q3
          for drilling($+3.50)       price increases




                                                            [NS GROUP INC. LOGO]

                                                                     INDUSTRY
SLIDE 16 - U.S. ROTARY RIG COUNT                                     ENVIRONMENT
                                                                     (DEMAND)
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                                   [GRAPH]
         1997     1998     1999     2000    2001     2002E          5/10/2002

Oil      376      267      128      198      217     246               141

Gas      564      562      493      718      939     634               669

Total    943      826      625      918    1,156     880               812

Source:  Baker Hughes and Company estimates                 [NS GROUP INC. LOGO]

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                                                                     INDUSTRY
SLIDE 17 - WORKOVER RIG COUNT                                        ENVIRONMENT
                                                                     (DEMAND)
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                                   [GRAPH]

         1997     1998     1999     2000    2001     2002E          Apr-02

U.S.     1,422    1,088    835      1,056   1,211    1,100              992

Canada     358      251    253        342     342      300              121

Source:  Baker Hughes and Company estimates                 [NS GROUP INC. LOGO]

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                                                                     INDUSTRY
SLIDE 18 - INTERNATIONAL RIG COUNT                                   ENVIRONMENT
                                                                     (DEMAND)
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                                   [GRAPH]

         1997     1998     1999     2000    2001     2002E           Apr-02

East      809      754      588      650     745      740               726

Source:  Baker Hughes and Company estimates                 [NS GROUP INC. LOGO]

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                                                                     INDUSTRY
SLIDE 19 - CONSUMPTION/AVERAGE RIG                                   ENVIRONMENT
                                                                     (DEMAND)
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                                        [GRAPH]
- CONSUMPTION NOW
     AVERAGES 2,400 TONS PER RIG
     -  UP 20% FROM MID 90'S

- NEW LEVEL OF EFFICIENCY
     - 1,000 RIGS TODAY EQUALS
       1,500 RIGS 15 YEARS AGO

- AVERAGE WELL DEPTH INCREASING

- COMPLETION RATE INCREASING

                          1995       1996        1997        1998        1999        2000        2001        2002E
Consumption (tons)     1,498,295   1,558,747   2,394,120   2,123,613   1,443,009   2,206,637   2,768,093   2,100,000

Average Rigs                 723         779         943         843         625         918       1,156         880

Source:  Preston Pipe Report and API                        [NS GROUP INC. LOGO]

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                                                                     INDUSTRY
SLIDE 20 - OCTG INVENTORY                                            ENVIRONMENT
                                                                     (SUPPLY)
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
                                                              [GRAPH]
INVENTORY                                                                                                           TONS/ACTIVE RIG
---------                                                                                                           ---------------
 (tons)
                                 1997                                   1998                                  1999
                -------------------------------------  --------------------------------------  ---------------------------------
                  Q1        Q2         Q3        Q4        Q1        Q2        Q3       Q4        Q1       Q2       Q3      Q4
Inventory     1,505,000 1,674,000 1,772,000 1,711,000 1,670,000 1,556,000 1,403,000 1,201,000 1,083,000 996,000  941,000 969,000

Inventory/Rig     1,645     1,733     1,776     1,699     1,876     1,891     1,822     1,894     2,153   1,717    1,289   1,257


INVENTORY                                                                                                           TONS/ACTIVE RIG
---------                                                                                                           ---------------
 (tons)
                                    2000                                     2001                          2002
                -----------------------------------------  ------------------------------------------   -----------
                   Q1         Q2         Q3        Q4          Q1        Q2         Q3         Q4          Q1E
Inventory      1,127,000  1,320,000  1,453,000  1,505,780  1,617,094  1,820,642  1,807,751  1,642,597    1,536,500

Inventory/Rig      1,454      1,430      1,432      1,352      1,420      1,425      1,565      1,894        2,019

Source:  Preston Pipe Report, Baker Hughes                  [NS GROUP INC. LOGO]
         and Company estimates

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                                                                     INDUSTRY
SLIDE 21 - TRADE LAWS                                                ENVIRONMENT
                                                                     (SUPPLY)
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- OCTG sunset review in 2001
  - Additional 5 years on Japan, Korea, Italy,
    Argentina & Mexico

- Section 201
  - No relief for OCTG (3 TO 2)

- April 1, 2002 filed trade law actions
  - Unfairly traded OCTG imports from 13 countries

- May 10, 2002 ITC issues negative ruling
  - (4 TO 1)

                                                            [NS GROUP INC. LOGO]
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SLIDE 22 - STRATEGIC RESPONSES
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- Lowering costs

- Broadening product line
  - Koppel MTX
  - Seamless casing
  - Welded alloy
  - Line pipe

- Enhancing product mix - higher value added

- Program business (less volatility)

- Reinforcing customer service & QUALITY
  - Shipped on time
  - Claims rate
  - Online service tools

                                                            [NS GROUP INC. LOGO]
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SLIDE 23 - SUBSTANTIAL OPERATING LEVERAGE
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"Clearing skies" enables....

   - Return to/surpassing historic shipment levels
       - 1997 welded tubular - 450,000 tons
       - 1997 seamless tubular - 185,000 tons

   - Return to/surpassing historic pricing levels
       - 1997 welded tubular - $519 per ton
       - 1997 seamless tubular - $908 per ton


"Cost initiatives" enables....
   - Return to/surpassing historic cash gross margins
     (18-20%)
   - Lower non-cash fixed costs
   - Lower interest charges

                                                            [NS GROUP INC. LOGO]

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SLIDE 24 - SUMMARY
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  - Only domestic producer of seamless and welded tubular products
  - Significant market share
  - Strong operating leverage
  - Solid balance sheet
  - Successfully implemented strategic initiatives
  - Experienced board and management team
  - Substantial upside potential

                                                            [NS GROUP INC. LOGO]

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                                                                     INDUSTRY
SLIDE 25 - OCTG IMPORTS                                              ENVIRONMENT
                                                                     (SUPPLY)
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                              [GRAPH]

             1997     1998     1999     2000    2001

Imports      0.14%    0.19%    0.13%    0.26%   0.30%


Source:  CPTI and AISI                                      [NS GROUP INC. LOGO]